SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549




                            FORM 8-K




                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934




          Date of Report (Date of earliest event reported):
                          April 24, 1996




                    BAKER HUGHES INCORPORATED
       (Exact name of registrant as specified in charter)




          Delaware               1-9397          76-0207995
(State or other jurisdiction   (Commission      (IRS Employer
      of incorporation)          File Number)   Identification No.)




     3900 Essex Lane, Houston, Texas                     77027
(Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code: (713) 439-8600




                           Not Applicable
  (Former name of former address, if changed since last report)

     Item 5.  Other Events.

     The matters set forth in the press release attached as Exhibit A are incorporated by reference.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BAKER HUGHES INCORPORATED




Date:  April 24, 1996         By:  /s/ Lawrence O'Donnell, III
                                   ----------------------------
                                   Lawrence O'Donnell, III
                                   Vice President, General Counsel
                                   and Corporate Secretary